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                                                                    EXHIBIT 10.4


                            REAFFIRMATION OF GUARANTY


         THIS REAFFIRMATION OF GUARANTY (hereinafter referred to as this "Reaffirmation") is made and entered into as of the 2nd day of March, 1998, by TIMELY NORTH, INC., a Georgia corporation, TRUCK-NET, INC., a Georgia corporation, TIMELY TRANSPORTATION, INC., a Georgia corporation, PTG, INC., a Georgia corporation, and DENNIS A. BAKAL, a Georgia resident (hereinafter collectively referred to as "Guarantors"), for the benefit of SOUTHTRUST BANK, N.A., a national banking association (hereinafter referred to as "Lender").


                              BACKGROUND STATEMENT

         Guarantors have previously executed and delivered that certain Guaranty of Payment and Performance dated November 19, 1997, in favor of Lender (hereinafter referred to as the "Guaranty"), pursuant to which they unconditionally guaranteed to Lender the due and punctual payment and performance of any and all "Indebtedness," as therein defined, of PROFESSIONAL TRANSPORTATION GROUP LTD., INC., a Georgia corporation (hereinafter referred to as "Borrower"), owing to Lender. This includes, without limitation, all obligations incurred pursuant to the terms of that certain Commercial Revolving Note dated November 19,1997 made by Borrower to the order of Lender in the original principal amount of $2,000,000.00 (hereinafter referred to as the "Original Note"). Of even date herewith, Borrower, together with Timely North, Inc., has executed and delivered to Lender that certain Amended, Restated and Consolidated Commercial Revolving Note in the original principal amount of $9,000,000.00 (hereinafter referred to as the "New Note"), and Guarantors have agreed to reaffirm the Guaranty and are executing this Reaffirmation for such purpose.

                         REAFFIRMATION AND MODIFICATION

         FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantors hereby agrees as follows:

         1. Reaffirmation of Guaranty. Guarantors hereby reaffirm, ratify, acknowledge, and agree to be bound by all the terms of the Guaranty.

         2. Consent to Amendment. Guarantors hereby acknowledge and agree that the Guaranty guarantees, without limitation, all of Borrower's payment and other obligations under the New Note (which instrument Guarantors hereby expressly consent to).

         3. Release and Waiver. Guarantors hereby waive, release, and discharge Lender, its participants, and all directors, officers, employees, and agents of Lender and its participants, from any and all claims, demands, actions, or causes of action arising out of or in any way relating to the obligations evidenced by the Guaranty, and any documents, agreements, dealings, or other matters connected with the obligations evidenced by the Guaranty, including, without limitation, all known and unknown matters, claims, transactions, or things occurring prior to the date of this Reaffirmation related to the obligations evidenced by the Guaranty.
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         4.       Ratification. Except as herein expressly modified or amended, all the terms and conditions of the Guaranty are hereby ratified, affirmed, and approved.

         5. No Novation. Guarantors acknowledge and agree that this Reaffirmation shall not constitute a novation of the obligations or indebtedness evidenced by the Guaranty.

         6. Successors and Assigns. This Reaffirmation shall be binding upon and inure to the benefit of Guarantors and Lender and their respective heirs, successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

         IN WITNESS WHEREOF, this Reaffirmation has been executed under seal by Guarantors, as of the day and year first above written.


                                    GUARANTORS:
                                    -----------

                                    TIMELY NORTH, INC., a Georgia corporation



                                    By: /s/ Dennis A. Bakal
                                        ----------------------------------------
                                        Dennis A. Bakal, President

                                             [CORPORATE SEAL]


                                    TRUCK-NET, INC., a Georgia corporation


                                    By: /s/ Dennis A. Bakal
                                        ----------------------------------------
                                        Dennis A. Bakal, President

                                             [CORPORATE SEAL]


                                    TIMELY TRANSPORTATION, INC., a Georgia
                                    corporation


                                    By: /s/ Dennis A. Bakal
                                        ----------------------------------------
                                        Dennis A. Bakal, President

                                             [CORPORATE SEAL]




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                                    PTG, INC., a Georgia corporation



                                    By: /s/ Dennis A. Bakal
                                        ----------------------------------------
                                        Dennis A. Bakal, President

                                             [CORPORATE SEAL]




                                    /s/ Dennis A. Bakal                   (SEAL)
                                    --------------------------------------
                                    DENNIS A. BAKAL (individually)








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